UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 12, 2007

CBL & ASSOCIATES PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-154718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 500, 2030 Hamilton Place Blvd, Chattanooga, TN 37421
(Address of principal executive office, including zip code)

(423) 855-0001
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 12, 2007, CBL & Associates Properties, Inc. (the “Company”) announced the promotion of Augustus (Gus) Stephas to Chief Operating Officer/Senior Vice President of the Company. Mr. Stephas, age 64, had previously served as the Company’s Senior Vice President – Accounting and Controller since January 1997. In his new role, he will oversee CBL’s property operations including leasing, management, and asset management. He will also continue to manage CBL’s peripheral property division. Mr. Stephas joined CBL’s predecessor in July 1978 as Controller and was promoted to Vice President – Accounting and Controller in 1984.

Certain officers and employees of the Company are partners in partnerships that lease 32 spaces representing approximately 30,000 square feet in 24 of the Company’s malls as tenants. Such spaces are operated as food service and entertainment establishments. During 2006, the aggregate payments made by such entities to the Company pursuant to the terms of the relevant leases totaled $2,490,792. Mr. Stephas is a partner in 31 of such partnerships and, based on his aggregate ownership interests in the partnerships involved, Mr. Stephas’ pro rata interest in these payments during 2006 amounted to $210,160. Management believes that, at the time these leases were entered into, they provided for rental payments at market rates and terms. The Company’s Bylaws provide that any contract or transaction (i) between the Company or CBL & Associates Limited Partnership (the “Operating Partnership,” a Delaware limited partnership through which the Company conducts substantially all of its business) and one or more directors or officers of the Company or (ii) between the Company or the Operating Partnership and any other entity in which one or more of its directors or officers are directors or officers, or have a financial interest, must be approved by disinterested directors or stockholders after the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to them. The transactions described above were reviewed and approved by disinterested directors, including all of the Independent Directors, pursuant to these provisions.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not applicable

(b)	Pro Forma Financial Information

Not applicable

(c)	Shell Company Transactions

Not applicable

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release – CBL Promotes Gus Stephas to Chief Operating Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ John N. Foy

John N. Foy

Vice Chairman,

Chief Financial Officer and Treasurer

Date: February 16, 2007